UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

CONTENT CHECKED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28126 Peacock Ridge Drive, Suite 210, Rancho Palos Verdes, California 90275
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 541-4102

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Mr. Kristian Finstad

On July 14, 2017, Mr. Kristian Finstad resigned from the Board of Directors of Content Checked Holdings, Inc. (the “Company”) and the Board of Directors of Content Checked, Inc., the Company’s wholly-owned subsidiary (“Content Checked”).  Additionally, on July 14, 2017, Mr. Finstad resigned from any and all officer positions that he held with the Company and with Content Checked, including but not limited to his positions as Chief Executive Officer, President and Chairman of the Board of the Company and Content Checked.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTENT CHECKED HOLDINGS, INC.

	By:	/s/ John W. Martin
John W. Martin
Date: July 17, 2017		President, Principal Financial Officer,
Secretary and General Counsel